UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 13, 2018

RAIT Financial Trust

(Exact name of registrant as specified in its charter)

Maryland	1-14760	23-2919819
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Logan Square, 100 N. 18th St., 23rd Floor, Philadelphia, Pennsylvania		19103
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 207-2100

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03 Material Modification to Rights of Security Holders

As previously reported in RAIT Financial Trust’s (“RAIT”) Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 20, 2018 (the “7/20/18 8K”), on July 19, 2018, pursuant to authority granted to RAIT’s Board of Trustees (the “Board”) by the shareholders of RAIT through their approval of Proposal 4 (“Proposal 4”), set forth in RAIT’s Proxy Statement for its 2018 Annual Meeting of Shareholders, the Board authorized a 1-for-50 reverse stock split (the “Reverse Stock Split”) of RAIT’s common shares of beneficial interest, par value $0.03 per share, or the Common Shares, to take effect at 4:10 PM Eastern time on Monday, August 13, 2018 (the “Effective Date”). As previously reported in the 7/20/18 8K, when the Reverse Stock Split becomes effective, every fifty Common Shares issued and outstanding will be automatically combined into one issued and outstanding Common Share. As previously reported in the 7/20/18 8K, the Common Shares will begin trading on a split-adjusted basis when the market opens on Tuesday, August 14, 2018. As previously reported in RAIT’s Quarterly Report on Form 10-Q filed with the SEC on August 9, 2018, (the “Q2 10Q”), on August 6, 2018, RAIT filed articles of amendment (the “Articles of Amendment”), to RAIT’s Declaration of Trust with the State Department of Assessments and Taxation of Maryland in order to effect the Reverse Stock Split as of the Effective Date. The disclosure concerning the Reverse Stock Split, the adoption of Proposal 4 and the Articles of Amendment contained in the 7/20/18 8K and the Q2 10Q is incorporated herein by reference.

RAIT is filing this report to disclose that the Effective Date has occurred and the Reverse Stock Split has become effective. At the Effective Date, every fifty Common Shares issued and outstanding were automatically combined into one issued and outstanding new Common Share. The Common Shares outstanding prior to the Reverse Stock Split are referred to herein as the “Old Common Shares” and the Common Shares outstanding after the Reverse Stock Split are referred to herein as the “New Common Shares. The par value of New Common Shares changed to $1.50 per share after the Reverse Stock Split from the par value of Old Common Shares of $0.03 per share. Consequently, the Reverse Stock Split was consummated without any change to the aggregate par value of RAIT’s outstanding Common Shares. The Reverse Stock Split affected all record holders of Common Shares uniformly and did not affect any record shareholder’s percentage ownership interest in RAIT. The Reverse Stock Split reduced the number of Common Shares outstanding but did not change the number of authorized Common Shares. At the Effective date, the 92,532,749 outstanding Old Common Shares were reduced to 1,850,655 outstanding New Common Shares.

The New Common Shares will begin trading on a split-adjusted basis on the OTCQB at the opening of trading on August 14, 2018. New Common Shares will continue trading on the OTCQB under the symbol “RASF” but under a new CUSIP number (749227 864) and a new ISIN (US7492278640). The trading symbol will temporarily be “RASFD” at the open of trading on August 14, 2018 but the “D” will be removed in 20 business days and the symbol will revert back to “RASF.” As previously reported the staff of the New York Stock Exchange (the “NYSE”) has suspended trading in the New Common Shares and RAIT’s other securities listed on the NYSE (collectively, the “Listed Securities”) and commenced a process to delist the Listed Securities. As previously reported, RAIT has appealed this suspension and this process and the Listed Securities remain listed on the NYSE while this suspension is in effect. RAIT can provide no assurance that RAIT will win its appeal and reverse this suspension and process, that the Listed Securities will continue to trade on the OTCQB, that the Reverse Stock Split will not adversely affect the trading market for the New Common Shares, whether broker-dealers will continue to provide public quotes of the Listed Securities, whether the trading volume of the Listed Securities will be sufficient to provide for an efficient trading market or whether quotes for the Listed Securities may be blocked by OTC Markets Group in the future.

No fractional shares were issued in connection with the Reverse Stock Split, except as provided below. Following the completion of the Reverse Stock Split, RAIT’s transfer agent, American Stock Transfer & Trust (the “Transfer Agent”), will aggregate all fractional shares that otherwise would have been issued as a result of the Reverse Stock Split and those shares will be sold into the market. Shareholders who would otherwise hold a fractional New Common Share will receive a cash payment from the proceeds of that sale in lieu of such fractional share. With respect to New Common Shares held in RAIT’s Dividend Reinvestment and Share Purchase Plan (the “DRSPP”) accounts, fractional shares will be issued in accordance with the terms of the DRSPP.

Common Shareholders who hold in “street name” in their brokerage accounts do not have to take any action as a result of the Reverse Stock Split. Their accounts will be automatically adjusted to reflect the number of shares owned. A transmittal letter relating to the Reverse Stock Split will be sent to record holders of certificates of Common Shares and Common Shareholders who own their shares in electronically recorded registered form after these actions become effective. Common Shareholders who receive this letter should follow the instructions in that letter. All Common Shares issued in connection with the Reverse Stock Split for certificated shares or shares in electronically recorded registered form shall be in electronically recorded registered form.

The Reverse Stock Split did not affect RAIT’s preferred shares, including the number of authorized or outstanding RAIT preferred shares or the dividend rate per share of any outstanding RAIT preferred shares.

Upon the Effective Date, RAIT made adjustments to certain terms of its outstanding securities, including RAIT’s 4.00% Convertible Senior Notes due 2033 (the “4.00% Convertible Senior Notes”) and 7.00% Convertible Senior Notes due 2031 (the “7.00% Convertible Senior Notes”). Upon the Effective Date, the respective conversion rates of its 4.00% Convertible Senior Notes and its 7.00% Convertible Senior Notes were adjusted in accordance with their respective terms as follows:

•

the conversion rate of its 4.00% Convertible Senior Notes adjusted from 108.5803 Old Common Shares per $1,000 principal amount of such notes (equivalent to a conversion price of approximately $9.21 per Old Common Share) to 2.1716 New Common Shares per $1,000 principal amount of such notes (equivalent to a conversion price of approximately $460.50 per New Common Share); and

•

the conversion rate of its 7.00% Convertible Senior Notes adjusted from 206.0859 Old Common Shares per $1,000 principal amount of such notes (equivalent to a conversion price of approximately $4.85 per Old Common Share) to 4.1217 New Common Shares per $1,000 principal amount of such notes (equivalent to a conversion price of approximately $242.50 per New Common Share).

The form of Certificate for the New Common Shares is attached as Exhibit 4.1 hereto and such exhibit is incorporated herein by reference. The disclosure in Item 8.01 below is incorporated herein by reference.

Item 8.01. Other Events.

RAIT currently has the active registration statements listed below (The “Registration Statements”) on Form S-3 and on Form S-8 on file with the SEC. SEC regulations permit RAIT to incorporate by reference future filings made with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, prior to the termination of the offerings covered by registration statements filed on Form S-3 or Form S-8, as applicable. The information incorporated by reference is considered to be part of the prospectus and prospectus supplements included within each of those registration statements. Information in this report is therefore intended to be automatically incorporated by reference into each of the active registration statements listed below, thereby amending them. Pursuant to Rule 416(b) under the Securities Act of 1933, as amended, the number of undistributed Old Common Shares deemed to be covered by each of the Registration Statements will be proportionately reduced to a number of New Common Shares, as applicable, giving effect to the Reverse Stock Split at the ratio of one-for-fifty. The Registration Statements are as follows: (a) Registration Statements Nos. 333-217776 and 333-144603 on Form S-3; and (b) Registration Statements Nos. 333-218983, 333-182094, 333-151627, 333-125480, 333-100766 and 333-67452 on Form S-8 relating to the 2017 RAIT Financial Trust Incentive Award Plan.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Form of Certificate for Common Shares of Beneficial Interest.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT Financial Trust

August 13, 2018	By:	/s/ Alfred J. Dilmore
	Name:	Alfred J. Dilmore
	Title:	Chief Financial Officer, Treasurer and Chief Accounting Officer